ARTISAN PARTNERS FUNDS, INC.

Artisan Global Discovery Fund

Artisan Global Opportunities Fund

Artisan Mid Cap Fund

Artisan Small Cap Fund

(each, a “Fund” and collectively, the “Funds”)

SUPPLEMENT DATED 19 AUGUST 2024 TO THE
FUND’s prospectus and statement of additional information
current as of the date hereof

Craigh Cepukenas will step down as portfolio manager of the Funds effective 31 December 2024. Mr. Cepukenas will remain an active member of the Artisan Partners Growth Team in an advisory capacity as a managing director.

Please Retain This Supplement for Future Reference